                                  Table of Contents

                                           OVERVIEW
                             LETTER TO SHAREHOLDERS       1
                                  ECONOMIC SNAPSHOT       2

                                PERFORMANCE SUMMARY
                                  RETURN HIGHLIGHTS       4

                              PORTFOLIO AT A GLANCE
                                     CREDIT QUALITY       6
                      TWELVE-MONTH DIVIDEND HISTORY       6
                                   TOP FIVE SECTORS       7
      NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                   Q&A WITH YOUR PORTFOLIO MANAGERS       8
                                  GLOSSARY OF TERMS      12

                                     BY THE NUMBERS
                           YOUR TRUST'S INVESTMENTS      13
                               FINANCIAL STATEMENTS      19
                      NOTES TO FINANCIAL STATEMENTS      24
                     REPORT OF INDEPENDENT AUDITORS      29
                         DIVIDEND REINVESTMENT PLAN      30



          BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
                       RESULTS OF SHAREHOLDER VOTES      33
                    TRUSTEE AND OFFICER INFORMATION      34

Look to Van Kampen as a time-tested partner.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIES GENERALLY DO NOT GROW IN A STRAIGHT LINE, AS WAS EVIDENT THROUGHOUT THE REPORTING PERIOD. ON THE HEELS OF THE SECOND QUARTER'S STRONG GROWTH, THE TREND SHIFTED TOWARD A REDUCED LEVEL OF ECONOMIC ACTIVITY IN SEPTEMBER AND OCTOBER 2002.

COMPANIES, ESPECIALLY THOSE IN MANUFACTURING, CONTINUED TO EXPRESS RELUCTANCE TO EXPAND INVENTORIES AND PAYROLLS. AS THEY'VE DONE THROUGHOUT MOST OF 2002, CONSUMERS TOOK ADVANTAGE OF THE LOWEST MORTGAGE AND FINANCING RATES SEEN IN DECADES. THE MONTHS-LONG HOME AND CAR BUYING SPREES CONTINUED IN OCTOBER, BUT CONSUMER CONFIDENCE STATISTICS--A KEY INDICATION OF ECONOMIC ACTIVITY IN FUTURE MONTHS--REVEALED A DRAMATIC DROP IN SENTIMENT.

THIS UNEXPECTED DIP IN CONFIDENCE HEIGHTENED INVESTORS' CONCERNS ABOUT THE UPCOMING HOLIDAY SHOPPING SEASON. ADDITIONALLY, IT GAVE INVESTORS REASON TO BELIEVE THE FEDERAL RESERVE OPEN MARKET COMMITTEE (FOMC) WOULD CHOOSE TO LOWER RATES AT ITS UPCOMING MEETING IN EARLY NOVEMBER.*

MANY INVESTORS ALSO PROVED WARY OF THE WEST COAST'S DOCKWORKERS' LABOR DISPUTE, THE RESULTING LOCK-OUT--AND THE POTENTIALLY NEGATIVE IMPLICATIONS IT COULD HAVE ON THE ECONOMY. WHILE THE PRESIDENT'S INVOCATION OF THE TAFT-HARTLEY ACT IN EARLY OCTOBER ENABLED DOCKWORKERS TO RESUME THEIR DUTIES--AND ALLOWED MERCHANDISE TO MOVE THROUGH THE PORTS AND INTO THE STORES--MANY INVESTORS FEARED THE DELAY WOULD IMPACT SALES AND, ULTIMATELY, PROFITABILITY.

AGAINST THIS BACKDROP, INFLATION LEVELS REMAINED WELL-CONTAINED AS CRUDE OIL PRICES EXPERIENCED A DRAMATIC DROP.

*NOTE: THE FOMC CUT INTEREST RATES BY 50 BASIS POINTS ON NOVEMBER 6, BRINGING THE INTENDED FEDERAL FUNDS RATE TO 1.25%--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 2000--October 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2002)

-------------------------------
NYSE Ticker Symbol - VOQ
-------------------------------

---------------------------------------------------------------------
One-year total return(1)                                       10.83%
---------------------------------------------------------------------
Five-year average annual total return(1)                        5.51%
---------------------------------------------------------------------
Ten-year average annual total return(1)                         7.72%
---------------------------------------------------------------------
Life-of-Trust average annual total return(1)                    7.49%
---------------------------------------------------------------------
Commencement date                                             9/27/91
---------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                        6.44%
---------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                   11.34%
---------------------------------------------------------------------
Preferred share rate(4)                                         1.65%
---------------------------------------------------------------------
Net asset value                                                $16.92
---------------------------------------------------------------------
Closing common share market price                              $16.95
---------------------------------------------------------------------
One-year high common share market price (07/02/02)             $18.50
---------------------------------------------------------------------
One-year low common share market price (12/18/01)              $16.00
---------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 43.2% combined federal and state tax rate effective for the calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2002
- AAA/Aaa............  66.8%   [PIE CHART]
- AA/Aa..............   7.4%
- A/A................  12.0%
- BBB/Baa............   5.1%
- Non-Rated..........   8.7%
As of October 31, 2001
- AAA/Aaa............  61.1%   [PIE CHART]
- AA/Aa..............   5.1%
- A/A................  13.3%
- BBB/Baa............   8.8%
- Non-Rated..........  11.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended October 31, 2002, for common shares)
[BAR GRAPH]

11/01                                                                            $0.080
12/01                                                                            $0.080
1/02                                                                             $0.083
2/02                                                                             $0.083
3/02                                                                             $0.083
4/02                                                                             $0.083
5/02                                                                             $0.083
6/02                                                                             $0.087
7/02                                                                             $0.087
8/02                                                                             $0.087
9/02                                                                             $0.091
10/02                                                                            $0.091

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      OCTOBER 31, 2002                   OCTOBER 31, 2001
                                                                      ----------------                   ----------------
Public Education                                                           20.90%                              15.40%
General Purpose                                                            12.40%                              13.60%
Health Care                                                                12.10%                              15.90%
Public Building                                                             9.70%                               7.60%
Single-Family Housing                                                       7.00%                               8.60%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--October 1992 through October 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
10/92                                                                     15.5000                            15.0000
                                                                          15.9700                            15.7500
                                                                          16.8100                            16.0000
                                                                          17.0500                            16.7500
                                                                          17.7200                            17.3750
12/93                                                                     17.6300                            16.8750
                                                                          16.1300                            15.5000
                                                                          16.0600                            15.8750
                                                                          15.6700                            15.5000
12/94                                                                     14.9800                            14.6250
                                                                          16.2300                            15.7500
                                                                          16.4100                            16.0000
                                                                          16.7000                            15.7500
12/95                                                                     17.2800                            16.5000
                                                                          16.7000                            17.2500
                                                                          16.5800                            16.7500
                                                                          16.7600                            16.6250
12/96                                                                     17.0600                            17.0000
                                                                          16.7200                            16.8750
                                                                          17.0800                            17.5000
                                                                          17.3600                            17.4375
12/97                                                                     17.5100                            18.7500
                                                                          17.4600                            18.5000
                                                                          17.4400                            18.5000
                                                                          17.6800                            18.8125
12/98                                                                     17.4000                            19.1250
                                                                          17.2200                            18.6250
                                                                          16.6400                            18.3125
                                                                          16.2800                            17.2500
12/99                                                                     15.7800                            14.7500
                                                                          15.9500                            14.8750
                                                                          15.9000                            15.0000
                                                                          16.1300                            15.3125
12/00                                                                     16.4100                            14.6875
                                                                          16.5900                            15.1500
                                                                          16.3500                            15.4800
                                                                          16.7000                            16.0000
12/01                                                                     16.2200                            16.2600
                                                                          16.1100                            16.4700
                                                                          16.6400                            17.9100
                                                                          17.5900                            18.1600
10/02                                                                     16.9200                            16.9500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE TIMOTHY HANEY, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The economic backdrop of the
past 12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank (the "Fed") continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months. With that rate at historic lows, the economy appeared to be moving gradually into recovery.

    Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in October, and from then to the end of the period the bulk of the economic news came in weaker than expected. This, in combination with corporate-governance issues and geopolitical concerns, led to a marked deterioration in investor sentiment, and helped push down municipal bond yields to levels not seen since the mid 1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations originated during periods of higher interest rates. This wave of new issuance is on track to lift calendar year 2002 above the record $292 billion in issuance set in 1993.

    Faltering investor sentiment also prolonged the bear market in equities. Although this has been a painful time for equity investors, it appears to have been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to the bad news that drove the stock markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well and led to general underperformance by lower-rated bonds relative to AAA paper.

    Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed over the 12-month period.

    The Ohio economy has suffered along with the rest of the country. In fiscal year 2002, the state was forced to use a combination of tax increases and dwindling reserve funds to meet budget shortfalls. The shortfalls are projected to increase in coming years, barring further legislative action.

    The portfolio continued to offer what we believe is a competitive level of tax-exempt income. The trust's monthly dividend of $0.091 per share translated to a distribution rate of 6.44 percent based on the trust's closing common share market price on October 31, 2002. Based on these figures, investors would have to earn a distribution rate of 11.34 percent on a taxable investment (for an investor in the 43.2 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the 12 months ended October 31, 2002, the trust produced a total return of 10.83 percent based on common share market price. This reflects an increase in common share market price from $16.25 per share on October 31, 2001 to $16.95 per share on October 31, 2002. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Ohio Municipal Bond Index posted a total return of 5.82 percent for the same period. The Lehman Brothers Ohio Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   Ohio issuers were active in their
refinancings during the 12-month period, and as a result the portfolio experienced significant call activity. This trend was especially pronounced for securities issued 10 years ago when interest rates were substantially higher. Many of these issues reached their eligibility to be called over the past 12 months, and as a result many were called out of the portfolio.

    We reinvested the proceeds of these called bonds into others more advantageously structured for the current environment. One of the main ways we did this was to focus purchases on the intermediate part of the yield curve. Our quantitative analysis indicated that this was the portion of the curve that offered the most attractive total return potential. We focused on premium bonds in the 15-to 20-year maturity range, which offered the yield advantage of longer-term securities but carried the interest-rate risk of 10-year bonds. These bonds offered the double advantage of meeting our desired investment profile while supporting the trust's yield. We also shortened the portfolio's duration at the end of the period to protect shareholders from unwanted volatility if interest rates reversed their decline.

    We focused our intermediate purchases in the higher credit grades as part of a broad effort to improve the portfolio's credit profile. We did this for several reasons. First, slow economic growth during the period led to declining credit conditions that had a negative impact on issuers' ability to meet their obligations. With rates at such low levels, the possibility of an increase in interest rates became increasingly likely during the period. Rising rates tend to cause spreads on lower-rated bonds to widen, thus hampering performance. Over the course of the period, we increased the portfolio's exposure to bonds rated AA and higher.

    The trust's high-grade bonds proved beneficial to its performance over the short term. Bonds with higher credit ratings have less issuer-specific risk and so are generally more responsive to general market movements than lower-rated issues. As a result, these holdings helped boost the trust's sensitivity to falling interest rates and were a boon to performance during this year's rally.

    At the long end of the curve, we continued to follow our longstanding strategy of trading between sectors and coupon structures as they moved into and out of our range of fair value. Here again, we focused our efforts on high-grade issues that offered great liquidity.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has
been for most of the past year. Economic activity is likely to pick up at some point, though it is of course difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle may be higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

    We also expect equity market sentiment to continue to be a key driver of cash flows into our market. Municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    Our expectations for the Ohio economy are for further challenges in this economic environment. The state legislature faces some difficult choices in the coming years that will be exacerbated by rising expectations for education funding. We will remain vigilant in this troubled market and will continue to seek opportunities to protect shareholders from unwanted volatility until the economic picture brightens.

    In order to seek to manage the portfolio's interest-rate exposure in a changing interest-rate environment, we may engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notational amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  145.4%
          OHIO  127.6%
$  500    Athens Cnty, OH Cmnty Mental Hlth Rev West
          Cent Proj Ser 1 (LOC - Bank One)............ 6.900%   06/01/10   $    506,145
 1,435    Avon Lake, OH City Sch Dist Cap Apprec (FGIC
          Insd).......................................   *      12/01/11        990,781
 3,250    Cincinnati & Hamilton Cnty, OH Port Auth
          Indl Dev Rev Convention Garage Rfdg
          (Prerefunded @ 12/01/02).................... 7.450    06/01/10      3,330,632
 4,000    Cincinnati & Hamilton Cnty, OH Port Auth
          Indl Dev Rev Sixth Street Garage Rfdg
          (Prerefunded @ 12/01/02).................... 7.450    06/01/10      4,099,240
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev Port Cleveland Bd Fd Ser B.............. 6.500    11/15/14      1,047,775
 1,500    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)........................... 5.300    12/01/19      1,579,770
 3,250    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)........................... 4.875    12/01/24      3,228,127
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall........................................ 7.300    11/15/23      1,014,620
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................ 7.500    01/01/30      1,099,280
   500    Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
          Fairview Genl Hosp & Lutheran Med Cent...... 6.300    08/15/15        512,185
 1,000    Dublin, OH City Sch Dist Constr & Impt...... 5.000    12/01/16      1,055,610
 1,000    Eaton, OH City Sch Dist (FGIC Insd)......... 5.000    12/01/29      1,003,760
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/12      1,065,480

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/14   $    960,407
 2,500    Erie Cnty, OH Hosp Fac Rev Firelands Regl
          Med Ctr Ser A............................... 5.625%   08/15/32      2,525,950
 1,680    Fairfield, OH City Sch Dist Cap Apprec Sch
          Impt Rfdg (FGIC Insd).......................   *      12/01/12      1,101,542
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)..... 6.200    12/01/17        604,425
 2,500    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bd Rfdg (Prerefunded @
          12/01/02) (MBIA Insd) (a)................... 5.800    12/01/13      2,558,625
 1,000    Franklin Cnty, OH Hlthcare Fac Rev OH
          Presbyterian Ser A.......................... 7.125    07/01/29      1,026,530
 1,315    Garfield Heights, OH Var Purp Impt (FGIC
          Insd)....................................... 5.000    12/01/27      1,321,588
 1,000    Gateway Econ Dev Corp Gtr Cleveland OH
          Stadium Rev................................. 6.500    09/15/14      1,028,820
 1,555    Greene Cnty, OH Swr Sys Rev Govtl Enterprise
          (AMBAC Insd)................................ 5.625    12/01/25      1,652,607
10,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap
          Apprec (AMBAC Insd).........................   *      12/01/23      3,332,800
   670    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd).......................................   *      12/01/14        395,983
 1,200    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)....................................... 5.500    12/01/27      1,254,528
 2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt
          (FGIC Insd).................................   *      12/01/18        925,340
 1,000    Lebanon, OH City Sch Dist (FSA Insd)........ 5.000    12/01/29      1,003,220
   500    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/14        295,510
   610    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/15        339,471

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$  745    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/17   $    366,980
 1,250    London, OH City Sch Dist Sch Fac Constr &
          Impt (FGIC Insd)............................ 5.500%   12/01/16      1,374,088
 1,750    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Ser A Impt & Rfdg........................... 5.250    10/01/33      1,719,708
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Ser C Rfdg........................ 6.875    06/01/22      1,544,220
 1,870    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
          Inc Proj (Escrowed to Maturity)............. 6.500    11/15/12      1,914,263
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg....................... 6.375    08/15/15      1,071,390
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig
          Group Ser A (b)............................. 6.000    11/15/32        982,890
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec
          Sch Impt (AMBAC Insd).......................   *      12/01/16        499,866
 1,000    Marysville, OH Exmp Vlg Sch Dist Rfdg (MBIA
          Insd)....................................... 5.000    12/01/29      1,003,500
 1,000    Middleburg Heights, OH Southwest Genl Hlth
          Cent (FSA Insd)............................. 5.625    08/15/15      1,083,100
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg (Prerefunded @ 12/01/09).... 5.600    12/01/11      1,150,660
 1,000    Montgomery Cnty, OH Rev Catholic Hlth....... 5.250    09/01/24        985,230
 2,650    Montgomery Cnty, OH Wtr Rev Sys Gtr Moraine
          Beaver Rfdg (AMBAC Insd).................... 5.375    11/15/15      2,929,178
   980    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (GNMA Collateralized)....................... 5.250    09/01/30        987,438
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Escrowed to Maturity) (FGIC Insd)..........   *      01/15/15      3,170,604
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14) (FGIC Insd)........   *      01/15/15      3,301,623

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$3,165    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd).....................   *      02/15/27   $    887,909
 3,040    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd).....................   *      02/15/28        806,390
 1,230    Ohio St Dept of Tran Ctf Part Panhandle Rail
          Line Proj (FSA Insd)........................ 6.500%   04/15/12      1,259,188
   645    Ohio St Econ Dev Rev OH Enterprise Bd Fd Ser
          9........................................... 7.625    12/01/11        658,964
 1,300    Ohio St Higher Ed Fac Commn Higher Ed Fac
          Univ Dayton Proj (AMBAC Insd)............... 5.500    12/01/30      1,364,844
 2,535    Ohio St Mental Hlth Cap Facs Ser II A (MBIA
          Insd)....................................... 5.250    06/01/16      2,742,084
 1,000    Ohio St Univ Gen Rcpt Ser A................. 5.125    12/01/31      1,015,070
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...........................   *      12/01/10        374,508
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...........................   *      12/01/11        355,577
 1,415    Ottawa & Glandorf OH Loc Sch Fac Constr &
          Impt (MBIA Insd)............................ 5.375    12/01/18      1,530,521
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg......... 6.750    06/01/17        981,770
 1,000    Plain, OH Loc Sch Dist (FGIC Insd).......... 5.000    12/01/29      1,003,360
 1,850    Tipp City, OH Exmp Vlg Sch Dist Sch Fac
          Constr & Impt (FGIC Insd)................... 5.500    12/01/15      2,043,492
 2,615    Toledo, OH Cap Impt Rfdg (MBIA Insd)........ 5.125    12/01/14      2,874,382
 1,325    Toledo-Lucas Cnty, OH Port Auth Northwest OH
          Bd Fd Ser D................................. 6.900    11/15/20      1,370,991
 1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
          Cargill Inc Proj Rfdg (c)................... 7.250    03/01/22      1,692,224

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$2,300    University Cincinnati OH Gen Ser F.......... 5.375%   06/01/16   $  2,516,062
 1,140    West Chester Twp OH Rfdg (AMBAC Insd)....... 5.000    12/01/20      1,168,409
   825    Westerville, OH Minerva Pk & Blendon Jt Twp
          Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
          (Prerefunded @ 9/15/03) (AMBAC Insd)........ 6.800    09/15/06        845,658
 2,180    Worthington, OH City Sch Dist Rfdg (FGIC
          Insd)....................................... 6.000    06/01/10      2,538,741
                                                                           ------------
                                                                             92,975,633
                                                                           ------------
          GUAM  5.6%
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29      2,032,700
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      2,053,700
                                                                           ------------
                                                                              4,086,400
                                                                           ------------
          PUERTO RICO  8.4%
 5,000    Puerto Rico Comwlth Pub Impt Rfdg........... 3.000    07/01/06      5,002,100
 1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24      1,097,060
                                                                           ------------
                                                                              6,099,160
                                                                           ------------
          U. S. VIRGIN ISLANDS  3.8%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A........................... 6.500    10/01/24      1,664,505
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A (ACA Insd)................ 6.125    10/01/29      1,071,540
                                                                           ------------
                                                                              2,736,045
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  145.4%
  (Cost $98,410,702)....................................................    105,897,238
SHORT-TERM INVESTMENT  1.9%
  (Cost $1,400,000).....................................................      1,400,000
                                                                           ------------

TOTAL INVESTMENTS  147.3%
  (Cost $99,810,702)....................................................    107,297,238
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%.............................   $    581,025
PREFERRED SHARES  (48.1%)...............................................    (35,022,148)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $ 72,856,115
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security purchased on a when-issued or delayed delivery basis.

(c) These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
Total Investments (Cost $99,810,702)........................  $107,297,238
Cash........................................................       118,373
Receivables:
  Interest..................................................     1,553,384
  Investments Sold..........................................       145,000
Other.......................................................         1,209
                                                              ------------
    Total Assets............................................   109,115,204
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       986,727
  Investment Advisory Fee...................................        55,310
  Administrative Fee........................................         4,609
  Affiliates................................................         4,571
Trustees' Deferred Compensation and Retirement Plans........       130,319
Accrued Expenses............................................        55,405
                                                              ------------
    Total Liabilities.......................................     1,236,941
Preferred Shares............................................    35,022,148
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 72,856,115
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($72,856,115 divided by
  4,306,817 shares outstanding).............................  $      16.92
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,306,817 shares issued and
  outstanding)..............................................  $     43,068
Paid in Surplus.............................................    63,789,380
Net Unrealized Appreciation.................................     7,486,536
Accumulated Net Realized Gain...............................       926,295
Accumulated Undistributed Net Investment Income.............       610,836
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 72,856,115
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $107,856,115
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 5,937,152
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      639,167
Administrative Fee..........................................      137,842
Preferred Share Maintenance.................................      103,299
Legal.......................................................       16,489
Trustees' Fees and Related Expenses.........................       10,948
Custody.....................................................        7,800
Other.......................................................      135,463
                                                              -----------
    Total Expenses..........................................    1,051,008
    Less Credits Earned on Cash Balances....................        1,492
                                                              -----------
    Net Expenses............................................    1,049,516
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,887,636
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,369,241
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,832,662
  End of the Period.........................................    7,486,536
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,346,126)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    23,115
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (502,656)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,408,095
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED         YEAR ENDED
                                                      OCTOBER 31, 2002   OCTOBER 31, 2001
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 4,887,636        $ 5,095,197
Net Realized Gain/Loss...............................     1,369,241           (442,949)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (1,346,126)         4,038,324
Distributions to Preferred Shareholders:
  Net Investment Income..............................      (502,656)        (1,001,583)
  Net Realized Gain..................................           -0-           (309,689)
                                                        -----------        -----------
Change in Net Assets from Operations.................     4,408,095          7,379,300
Distributions to Common Shareholders:
  Net Investment Income..............................    (4,369,866)        (3,651,478)
  Net Realized Gain..................................           -0-           (812,374)
                                                        -----------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..        38,229          2,915,448

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.......................................       429,779                -0-
                                                        -----------        -----------
TOTAL INCREASE IN NET ASSETS.........................       468,008          2,915,448
NET ASSETS:
Beginning of the Period..............................    72,388,107         69,472,659
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $610,836 and
  $512,298, respectively)............................   $72,856,115        $72,388,107
                                                        ===========        ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        YEAR ENDED OCTOBER 31,
                                                ---------------------------------------
                                                2002 (a)    2001       2000      1999
                                                ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $ 16.91    $ 16.23   $  15.98   $ 17.57
                                                -------    -------   --------   -------
  Net Investment Income.......................     1.14       1.18       1.22      1.23
  Net Realized and Unrealized Gain/Loss.......      .01        .84        .32     (1.51)
  Common Share Equivalent of Distributions
  Paid to Preferred Shareholders:
      Net Investment Income...................     (.12)      (.23)      (.34)     (.28)
      Net Realized Gain.......................      -0-       (.07)       -0-       -0-
                                                -------    -------   --------   -------
Total from Investment Operations..............     1.03       1.72       1.20      (.56)
Less Distributions Paid to Common
  Shareholders:
      Net Investment Income...................     1.02        .85        .95      1.01
      Net Realized Gain.......................      -0-        .19        -0-       .02
                                                -------    -------   --------   -------
NET ASSET VALUE, END OF THE PERIOD............  $ 16.92    $ 16.91   $  16.23   $ 15.98
                                                =======    =======   ========   =======
Common Share Market Price at End of the
  Period......................................  $ 16.95    $ 16.25   $14.3125   $ 16.25
Total Return (b)..............................   10.83%     21.46%     -6.25%    -9.60%
Net Assets at End of the Period (In
  millions)...................................  $  72.9    $  72.4   $   69.5   $  68.4
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c).............    1.47%      1.68%      1.71%     1.75%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)......    6.83%      7.22%      7.67%     7.27%
Portfolio Turnover............................      26%        24%        36%       20%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)..............     .99%      1.12%      1.13%     1.18%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......    6.13%      5.80%      5.55%     5.65%
SENIOR SECURITIES:
Total Preferred Shares Outstanding............    1,400      1,400      1,400     1,400
Asset Coverage Per Preferred Share (e)........  $77,056    $76,706   $ 74,623   $73,827
Involuntary Liquidating Preference Per
  Preferred Share.............................  $25,000    $25,000   $ 25,000   $25,000
Average Market Value Per Preferred Share......  $25,000    $25,000   $ 25,000   $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

    TWO MONTHS
       ENDED                           YEAR ENDED AUGUST 31,
    OCTOBER 31,   ---------------------------------------------------------------
       1998         1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------
     $  17.57     $  17.23   $  16.55   $  16.60   $  16.24   $  17.45   $  15.99
     --------     --------   --------   --------   --------   --------   --------
          .21         1.26       1.28       1.26       1.27       1.29       1.29
          .01          .41        .74        -0-        .40      (1.20)      1.44
         (.05)        (.29)      (.28)      (.30)      (.33)      (.21)      (.20)
          -0-         (.01)      (.01)       -0-        -0-       (.02)      (.02)
     --------     --------   --------   --------   --------   --------   --------
          .17         1.37       1.73        .96       1.34       (.14)      2.51
          .17         1.01       1.01       1.01        .98        .98        .98
          -0-          .02        .04        -0-        -0-        .09        .07
     --------     --------   --------   --------   --------   --------   --------
     $  17.57     $  17.57   $  17.23   $  16.55   $  16.60   $  16.24   $  17.45
     ========     ========   ========   ========   ========   ========   ========
     $19.0625     $  18.50   $  17.00   $  16.50   $ 15.875   $  15.75   $  17.25
        4.00%*      15.39%      9.55%     10.47%      7.34%     -2.54%     13.17%
     $   74.7     $   74.6   $   72.7   $   69.7   $   69.6   $   68.0   $   73.1
        1.79%        1.75%      1.78%      1.80%      1.81%      1.82%      1.72%
        7.06%        7.26%      7.53%      7.55%      8.07%      7.62%      7.83%
           0%*          5%         7%         6%        24%         0%        18%
        1.22%        1.18%      1.19%      1.20%      1.19%      1.22%      1.14%
        5.44%        5.57%      5.89%      5.75%      6.00%      6.39%      6.61%
          700          700        700        700        700        700        700
     $156,723     $156,609   $153,874   $149,510   $149,421   $147,154   $154,369
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2002, the Trust had $986,727 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities daily. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $83,424 increase in cost of securities and a corresponding $83,424 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to increase net investment income by $10,944; increase net unrealized depreciation by $3,925, and decrease net realized gains by $7,019. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $99,723,353
                                                                ===========
Gross tax unrealized appreciation...........................    $ 7,573,885
Gross tax unrealized depreciation...........................            -0-
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 7,573,885
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002        2001
Distributions paid from:
  Ordinary income...........................................  $1,572    $    3,550
  Long-term capital gain....................................     -0-     1,122,063
                                                              ------    ----------
                                                              $1,572    $1,125,613
                                                              ======    ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 15,066
Undistributed long-term capital gain........................     933,311

F. EXPENSE REDUCTIONS During the year ended October 31, 2002, the Trust's custody fee was reduced by $1,492 as a result of credits earned on cash balances.

G. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in Net Assets from Operations" on the Statement of Operations and the Statement of Changes in Net Assets and as a component of the "Total from Investment Operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2002, the Trust recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2002, the Trust recognized expenses of approximately $25,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2002 and 2001, paid in surplus related to common shares aggregated $63,789,380 and $63,359,858, respectively.

    Transactions in common shares were as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2002    OCTOBER 31, 2001
Beginning Shares..................................     4,281,125           4,281,125
Shares Issued Through Dividend Reinvestment.......        25,692                 -0-
                                                       ---------           ---------
Ending Shares.....................................     4,306,817           4,281,125
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,204,221 and $30,929,553, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the year ended October 31, 2002, the Trust did not enter into any of these transactions.

6. PREFERRED SHARES

The Trust has outstanding 1,400 APS. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2002 was 1.650%. During the year ended October 31, 2002, the rates ranged from 1.230% to 2.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Ohio Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Ohio Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Ohio Quality Municipal Trust as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2002. The Trust designated 99.97% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch..........................................  3,629,094             30,206
Howard J Kerr..........................................  3,620,241             39,058

The other trustees of the Trust whose terms did not expire in 2002 are Theodore
A. Meyers, Hugo F. Sonnenschein, Rod Dammeyer, Richard F. Powers, III and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1993  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1993  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1993  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.

Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1993  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.

Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       96
(56)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.

Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          96
333 West Wacker Drive                   since 1993  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181

Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since December 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex. President and Chief Operating
                                                              Officer of Morgan Stanley since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Strategic Officer of Morgan Stanley Investment Advisors Inc.
                                                              and Morgan Stanley Services Company Inc. and Executive Vice
                                                              President of Morgan Stanley Distributors Inc. April 1997-
                                                              June 1998, Vice President of the Morgan Stanley Funds May
                                                              1997-April 1999, and Executive Vice President of Dean
                                                              Witter, Discover & Co. prior to May 1997.

Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.

                                      VOQ ANR 12/02            Member NASD/SIPC.
                                                                8767L02-AS-12/02